UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 US HWY 50, Suite 208
Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On August 14, 2023, TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (“TRTL”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with TRTL III Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of TRTL (“Merger Sub”), and One Energy Enterprises Inc., a Delaware corporation (“One Energy”).

Pursuant to the terms of the Business Combination Agreement, a business combination between TRTL will be effected through the merger of Merger Sub with and into One Energy (the “Merger”), with One Energy surviving the Merger as a wholly-owned subsidiary of TRTL. Upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Transactions”), TRTL expects to be renamed “One Power Company”.

Pre-Closing Recapitalization and Domestication

At least one day prior to the consummation of the Transactions (the “Closing”), (i) TRTL shall cause each TRTL Class B ordinary share to be converted into one TRTL Class A ordinary share, in accordance with TRTL’s governing documents and (ii) One Energy shall cause each share of One Energy Class B common stock, par value $0.0001 per share (“One Energy Class B Common Stock”) that is issued and outstanding as of such date to be converted into one share of One Energy Class A common stock, par value $0.0001 per share (“One Energy Class A Common Stock”, and together with the One Energy Class B Common Stock, the “One Energy Common Stock”) on a one for one basis.

In addition, prior to the effective time of the Merger (the “Effective Time”), in order to facilitate the consummation of the Transactions, TRTL shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Act (as amended) (the “Domestication”).

Merger Consideration

The total base consideration to be paid by TRTL to the stockholders of One Energy for their shares of One Energy Common Stock and their shares of One Energy preferred stock, par value $0.0001 per share (“One Energy Preferred Stock”) will be the number of shares of TRTL voting common stock, par value $0.0001 per share (“TRTL Common Stock”) and TRTL preferred stock, par value $0.0001 per share (“TRTL Preferred Stock”) with an aggregate value equal to $300,000,000 minus the amount of certain indebtedness of One Energy at the Closing (the “TRTL Equity Value”), with each share valued at $10.00 per share, pursuant to the terms of the Business Combination Agreement.

The aggregate number of shares payable to the holders of One Energy Common Stock at the Closing will be equal to a number of shares of TRTL Common Stock equal in value to the TRTL Equity Value minus the value of the aggregate consideration payable to the holders of the One Energy Preferred Stock. At the Effective Time, (i) each share of One Energy Preferred Stock that is not converted at the Effective Time will be cancelled and extinguished and converted into the right to receive one share of TRTL Preferred Stock and (ii) each share of One Energy Common Stock will be cancelled and extinguished and converted into the right to receive such number of shares of TRTL Common Stock, determined in accordance with the formula set forth above and the terms of the Business Combination Agreement.

Earn Out Consideration

In addition to the base consideration paid at the Closing, for the period of time from 90 days after the Closing and ending on the 5-year anniversary of the Closing (“One Energy Earnout Period”), stockholders of One Energy will have the right to earn additional shares of TRTL Common Stock upon the following terms:

•

On the date on which the daily volume-weighted average share price of shares of TRTL Common Stock (“TRTL VWAP”) is greater than $12.50 for any twenty trading days out of thirty consecutive trading days, a one-time issuance of 2,500,000 shares of TRTL Common Stock; and

•	On the date on which the TRTL VWAP is greater than $15.00 for any twenty trading days out of thirty consecutive trading days, a one-time issuance of 2,500,000 shares of TRTL Common Stock.

If, during the One Energy Earnout Period there is a change of control transaction in which TRTL or its stockholders have the right to receive consideration implying a value per share (as agreed in good faith by the TRTL board of directors) that is greater than or equal to the applicable TRTL VWAP prices specified above, any applicable earnout shares that have not previously been issued will be issued to the One Energy stockholders.

Sponsor Share Earn Out

TortoiseEcofin Sponsor III LLC (the “Sponsor”) will subject 2,250,000 of the shares of TRTL Common Stock that it owns (the “Sponsor Earnout Shares”) to forfeiture and deferred vesting during the period of time from the Closing and ending on the two-year anniversary of the Closing, unless released earlier on the date on which the TRTL VWAP is equal to or greater than $12.00 for any twenty trading days out of thirty consecutive Trading Days. If, during such earnout period there is a change of control transaction in which TRTL or its stockholders have the right to receive consideration implying a value per TRTL Share (as agreed in good faith by those individuals who are (or were) both members of the Sponsor and officers of TRTL and hold not less than a majority of the Sponsor Earnout Shares and the TRTL Board) that is greater than or equal to the TRTL VWAP price specified above, such Sponsor Earnout Shares will vest.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) organization and qualification, (ii) capital structure, (iii) authorization to enter into the Business Combination Agreement, (iv) financial statements, (v) absence of undisclosed liabilities, (vi) approvals and permits, (vii) material contracts, (viii) absence of certain changes, (ix) litigation, (x) compliance with laws, (xi) employee plans, (xii) environmental matters, (xiii) intellectual property, (xiv) labor matters, (xv) insurance, (xvi) taxes, (xvii) brokers, (xviii) real and personal property, (xix) transactions with affiliates, (xx) anti-corruption laws, (xxi) information supplied and (xxii) data privacy.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to consummation of the Merger and their respective efforts to consummate the Merger. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) covenants providing for TRTL and One Energy to cooperate in the preparation of the Registration Statement/Proxy Statement (as defined in the Business Combination Agreement) required to be filed in connection with the Transactions, (ii) covenants for TRTL to hold a meeting of its shareholders to vote on, among other things, the approval of the Business Combination Agreement and the Merger, (iii) covenants for One Energy to obtain the Transaction Support Agreements (as defined in the Business Combination Agreement, and (iv) covenants for One Energy to obtain and deliver the Company Stockholder Written Consent (as defined in the Business Combination Agreement).

TRTL Incentive Equity Plan

Prior to the Effective Time, TRTL will adopt the TRTL Incentive Equity Plan (as defined in the Business Combination Agreement) subject to the receipt of the requisite approval of TRTL’s shareholders.

One Energy Exclusivity Restrictions

During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, One Energy has agreed not to, among other things, (i) solicit, initiate, seek, entertain, encourage (including by means of furnishing or disclosing information), facilitate, endorse, recommend, accept, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (whether formal or informal, written, oral or otherwise) with respect to a Company Acquisition Proposal (as defined in the Business Combination Agreement); (ii) furnish or provide any non-public information or documents to any person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into, participate in or continue in any discussions or negotiations with any third party in connection with or related to, or approve, accept, or enter into any letter of intent, term sheet or Contract or other arrangement or understanding regarding, any Company Acquisition Proposal; (iv) prepare, submit, file or take any steps in connection with a public or other offering or sale of any Equity Securities of any Group Company (or any Affiliate, current or future parent entity or successor of any Group Company), including making any filings or confidential submissions to the U.S. Securities and Exchange Commission (the “SEC”) related thereto; (v) consummate any Company Acquisition Proposal or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. As of the date of the Business Combination Agreement, One Energy will terminate, and cause each of its parent entities, affiliates and subsidiaries, and its and their representatives to terminate, any and all existing discussions or negotiations with any party other than TRTL and its affiliates regarding a Company Acquisition Proposal, (B) notify TRTL promptly upon receipt of any Company Acquisition Proposal by any group Company or affiliate or any officer, director, equity holder, employee or other representative, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the persons making such Company Acquisition Proposal) and to provide a copy of any such Company Acquisition Proposal, if extended in writing, and (C) keep TRTL reasonably informed on a current basis of any modifications to such offer or information. Nothing herein restricts One Energy subsidiaries from entering into normal and customary project finance agreements with its corporate project subsidiaries.

TRTL Exclusivity Restrictions

During the period between the date of the Business Combination Agreement and the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, TRTL has agreed not to, among other things, (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a TortoiseCorp III Acquisition Proposal; (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, a TortoiseCorp III Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding an TortoiseCorp III Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of any TRTL Party (or any Affiliate or successor of TRTL); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above. TRTL agrees to (a) notify One Energy promptly upon receipt of any TortoiseCorp III Acquisition Proposal (as defined in the Business Combination Agreement) by TRTL, and to describe the material terms and conditions of any such TortoiseCorp III Acquisition Proposal in reasonable detail (including the identity of any person or entity making such TortoiseCorp III Acquisition Proposal) and (b) keep One Energy reasonably informed on a current basis of any modifications to such offer or information.

TRTL Change in Recommendation

TRTL is required to include in the Registration Statement/ Proxy Statement the recommendation of TRTL’s board of directors (the “TRTL Board”) to TRTL’s shareholders that they approve the Transaction Proposals (as defined in the Business Combination Agreement) relating to the Transactions (the “TRTL Board Recommendation”), except in the case of a Change in Recommendation. The TRTL Board shall be permitted to withdraw or modify the TRTL Board Recommendation (a “Change in Recommendation”) if the TRTL Board determines that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law.

Conditions to Each Party’s Obligations

The obligations of TRTL, Merger Sub and One Energy to consummate the Merger are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the applicable waiting period under the HSR Act relating to the Transactions having expired or been terminated, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Transactions, (iii) the approval of TRTL’s shareholders of the Transaction Proposals, (iv) the approval of One Energy’s stockholders of the Business Combination Agreement and the Transactions (including the Merger), (v) the effectiveness of the Registration Statement/Proxy Statement under the Securities Act of 1933, as amended (the “Securities Act”), (vi) an agreement for the termination of certain private placement warrants having been obtained, and (vii) TRTL having at least $5,000,001 of net tangible assets as of immediately after the Effective Time.

The obligation of TRTL to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of One Energy being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of One Energy required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) and (iv) the delivery of customary closing certificates and transaction documents.

The obligation of One Energy to consummate the Transactions is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of TRTL and Merger Sub being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of TRTL required to be completed at or prior to the Closing having been performed or complied with in all material respects, (iii) the approval by NYSE of the listing of the TRTL Shares to be issued in connection with the Merger, (iv) the Domestication having been consummated on the Closing Date prior to the Effective Time, (v) the absence of a TortoiseCorp III Material Adverse Effect (as defined in the Business Combination Agreement), and (vi) the delivery of customary closing certificates and transaction documents.

If permitted under applicable law, either TRTL or One Energy may waive in writing any conditions for the benefit of itself contained in the Business Combination Agreement. If any of the conditions to a party’s obligation to consummate the Merger is not satisfied or waived in writing by such party, then such party will not be required to consummate the Merger.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to:

(i)	by mutual written consent of TRTL and One Energy;

(ii)	by TRTL, if One Energy breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iii)	by One Energy, if TRTL breaches its representations, warranties and covenants in the Business Combination Agreement such that the closing conditions would not be satisfied (subject to a cure period);

(iv)

subject to certain limited exceptions, by either TRTL or One Energy if the Merger is not consummated by the earlier of (i) February 14, 2024 and (ii) the date that is the last date for TRTL to consummate its initial business combination in accordance with its governing documents;

(v)	by either TRTL or One Energy, if the requisite approval by TRTL shareholders of the Required TortoiseCorp III Shareholder Approval was not obtained;

(vi)

by either TRTL or One Energy, if a governmental order permanently enjoining, restraining or otherwise prohibiting the consummation of the Transactions is issued and becomes final and non-appealable; and

(viii)	by TRTL, if One Energy does not deliver the Company Stockholder Written Consent within two (2) Business Days following the date the Registration Statement is declare effective.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement and the Transactions, including the Merger, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about TRTL, One Energy or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in TRTL’s public disclosures.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor entered into a sponsor support agreement (the “Sponsor Support Agreement”) with TRTL and One Energy, pursuant to which the Sponsor and each of the TRTL shareholders party thereto agreed to (a) vote in favor of the Business Combination Agreement and the Transactions, (b) not transfer their TRTL Shares during the period between the signing of the Business Combination Agreement and the Closing, (c) waive any adjustment to the conversion ratio set forth in the governing documents of TRTL or any other anti-dilution or similar protection with respect to their TRTL Shares, and (d) subject 2,250,000 of their shares of TRTL to potential vesting and forfeiture based on a stock price based earnout over a two-year period, with an early release if the TRTL VWAP exceeds $12.00 per share over 20 out of any 30 consecutive trading days, during such two-year period after Closing.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Transaction Support Agreement

In connection with the execution of the Business Combination Agreement, Jereme Kent, CAS Ohio LLC and RES Ohio LLC (collectively, the “Supporting Company Stockholders”) entered into a transaction support agreement (the “Transaction Support Agreement”), pursuant to which, among other things, each such Supporting Company Stockholder agreed to, (a) support and vote in favor of the Business Combination Agreement and the ancillary documents to which One Energy is or will be a party and the Transactions, (b) not transfer their One Energy shares during the interim period prior to the Closing, and (c) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

Prior to the Closing, the Sponsor and certain One Energy stockholders will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Sponsor and certain other shareholders of TRTL and certain One Energy stockholders shall have registration rights that will obligate TRTL to register for resale under the Securities Act all or any portion of the (i) shares of TRTL Common Stock issued to the One Energy stockholders as Transaction Consideration Shares, (ii) the shares of TRTL Common Stock held by the Sponsor and other legacy shareholders of TRTL, (iii) the shares of TRTL Common Stock issued upon conversion of the shares of TRTL Class B Common Stock in connection with the Merger, and (iv) the shares of TRTL Common Stock issuable upon exercise of all warrants held by the TRTL shareholders (together with any capital shares or other securities issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, among other things, TRTL shall prepare and file a shelf resale registration statement with respect to the registrable securities under the Registration Rights Agreement no later than 60 calendar days prior to the expiration of the applicable post-Closing lock-up period. TRTL shareholders who hold a majority in interest of the Registrable Securities held by the legacy TRTL shareholders or One Energy stockholders who hold a majority in interest of the Registrable securities held by the legacy One Energy stockholders, will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Registrable Securities. Subject to certain exceptions, if any time after the Closing, TRTL proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, TRTL shall give notice to the TRTL shareholders holding Registrable Securities and the One Energy stockholders holding Registrable Securities, as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, the TRTL shareholders and the One Energy stockholders holding Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that TRTL register the resale of any or all of such Registrable Securities on Form S-3 or F-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, TRTL will indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify TRTL and certain persons or entities related to TRTL, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Contingent Stock Rights Agreement

Prior to or in connection with the Closing, TRTL, the Sponsor, Jereme Kent and Continental Stock Transfer & Trust Company will enter into a contingent stock rights agreement (the “Contingent Stock Rights Agreement”), pursuant to which Jereme Kent will deposit 5.5 million of the TRTL Shares he will receive as consideration in the Transactions into an escrow account to provide certain contingent stock rights to PIPE investors and/or to public shareholders of TRTL who do not redeem their TRTL Shares in connection with the business combination, in the event that the post-closing trading price of the combined public company does not equal or exceed a daily VWAP of $12.00 per share over 20 out of any 30 consecutive trading days, during the two-year period after Closing.

The foregoing description of the Contingent Stock Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contingent Stock Rights Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Proposed Transaction, TRTL intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Form S-4” or the “Registration Statement”) with the SEC, which will include a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. SHAREHOLDERS OF TRTL ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of TRTL as of a record date to be established for voting on the Proposed Transaction. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed by TRTL with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

TRTL’s shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; e-mail: IR@trtlspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

TRTL, One Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies of TRTL’s shareholders in connection with the Proposed Transaction. TRTL’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of TRTL executive officers and directors in the solicitation by reading TRTL’s final prospectus filed with the SEC on July 21, 2021, in connection with TRTL’s initial public offering, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and TRTL’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This report may contain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding One Energy, the Combined Company and the Proposed Transaction and the future held by the respective management teams of TRTL or One Energy, the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of One Energy or the Combined Company and expected financial impacts of the Proposed Transaction (including future revenue, profits, proceeds, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction (the “Closing”), financing transactions, if any, related to the Proposed Transaction, the level of redemptions by TRTL’s public shareholders and the expected future performance and market opportunities of One Energy or the Combined Company. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including, without limitation: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TRTL’s securities, (ii) the risk that the Proposed Transaction may not be completed by TRTL’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TRTL, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the requirements that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of TRTL and by the stockholders of One Energy, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Proposed Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, or that redemptions by TRTL public shareholders may exceed expectations, (vi) the effect of the announcement or pendency of the Proposed Transaction on One Energy’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of One Energy, (viii) the outcome of any legal proceedings that may be instituted against One Energy or against TRTL related to the Business Combination Agreement or the Proposed Transaction, (ix) the ability to maintain the listing of TRTL’s securities on New York Stock Exchange, (x) changes in the competitive market in which One Energy operates, variations in performance across competitors, changes in laws and regulations affecting One Energy’s business and changes in the capital structure of the Combined Company after the Closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xii) the potential inability of One Energy to achieve its business and growth plans, (xiii) the ability of One Energy to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to One Energy, (xiv) the risk that One Energy will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all, (xv) the risk that One Energy experiences difficulties in managing its growth and expanding operations, (xvi) the risk of One Energy’s cyber security measures being unable to prevent hacking or disruption to One Energy’s customers, and (xvii) the risk of economic downturn, increased competition, a changing of energy regulatory landscape and related impacts that could occur in the highly competitive energy market, including, among other things, that One Energy will not meet milestones for funding its ongoing and future project pipeline. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of TRTL’s initial public offering prospectus filed with the SEC on July 21, 2021, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and subsequent periodic reports filed by TRTL with the SEC, the Registration Statement to be filed by TRTL in connection with the Proposed Transaction and other documents filed or to be filed by TRTL from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither One Energy nor TRTL assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither One Energy nor TRTL gives any assurance that either One Energy or TRTL, or the Combined Company, will achieve its expectations.

Information Sources; No Representations

The report furnished herewith has been prepared for use by TRTL and One Energy in connection with the Proposed Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of TRTL derived entirely from TRTL and all information relating to the business, past performance, results of operations and financial condition of One Energy or the Combined Company, after the Closing, are derived entirely from One Energy. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this report. To the fullest extent permitted by law in no circumstances will TRTL or One Energy, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this report (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of One Energy or the prospective operations of One Energy has been derived, directly or indirectly, exclusively from One Energy and has not been independently verified by TRTL or any other party. Neither the independent auditors of TRTL nor the independent auditors of or One Energy audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this report and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of August 14, 2023, by and among TortoiseEcofin Acquisition Corp. III, One Energy Enterprises Inc., and TRTL III Merger Sub Inc.

10.1	Sponsor Support Agreement, dated as of August 14, 2023, by and among TortoiseEcofin Acquisition Corp., One Energy Enterprises Inc. and TortoiseEcofin Sponsor III LLC.

10.2	Transaction Support Agreement, dated as of August 14, 2023, by and among TortoiseEcofin Acquisition Corp., One Energy Enterprises Inc. and certain Supporting Company Stockholders.

10.3	Form of Registration Rights Agreement by and among TortoiseEcofin Sponsor III LLC and certain One Energy stockholders.

10.4	Form of Contingent Stock Rights Agreement, by and among TortoiseEcofin Sponsor III LLC, Jereme Kent and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2023

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name: Title:	Vincent T. Cubbage Chief Executive Officer